Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) by and among LINC Logistics Company (“LINC”), Universal Truckload Services, Inc. (“Univesal”), Upton Merger Sub I, Inc., Upton Merger Sub II, LLC, Matthew T. Moroun, Matthew T. Moroun in his capacity as Trustee of the MJM 2012 Annuity Trust dated April 30, 2012 (the “Annuity Trust”), Manuel J. Moroun in his capacity as Trustee of the Maunel J. Moroun Revocable Trust U/A dated March 24, 1977, as amended and restated on December 22, 2004 (the “MJM Revocable Trust”), Matthew T. Moroun in his capacity as agent and attorney in fact for the Company Shareholder (as defined therein) and Manuel J. Moroun, solely with respect to the Applicable Sections (as defined therein), Universal has completed the acquisition of LINC and each outstanding share of LINC common stock was converted into the right to receive consideration consisting of 0.700 of a share of Universal’s common stock and cash in lieu of fractional shares. This resulted in the issuance of 14,527,332 shares of Universal’s common stock and payment of $27.60 of cash in lieu of fractional shares. In connection with the transactions, the current and former shareholders of LINC (or entities related to them) received cash payment in respect of promissory notes and dividends payable outstanding under previously declared dividends. As a result of the mergers contemplated by the Merger Agreement, LINC became a wholly-owned subsidiary of Universal.

The following unaudited pro forma condensed combined financial statements are derived from and should be read in conjunction with historical consolidated financial statements and related notes of Universal in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2012, as previously filed with the Securities and Exchange Commission (the “SEC”), and LINC, that are included as Exhibit 99.1 to this Form 8-K . The unaudited pro forma condensed consolidated financial statements illustrate the effects of Universal’s acquisition of LINC, the termination of LINC’s existence and S-corporation status and acquisition by a C-corporation, the payoff of promissory notes and dividends payable outstanding to LINC’s former shareholders under previously declared dividends, and the effects of the anticipated borrowings under the new credit agreement. In connection with the acquisition, Universal has entered into a new credit agreement consisting of a $220 million senior secured loan facility. The unaudited pro forma condensed combined balance sheet as of June 30, 2012, and the unaudited pro forma condensed combined statement of income for the twenty-six weeks ended June 30, 2012 and July 2, 2011, and for each of the three years in the three-year period ended December 31, 2011, are presented herein.

The unaudited pro forma condensed combined balance sheet as of June 30, 2012 gives effect to the acquisition, to the termination of LINC’s existence and S-corporation status and acquisition by a C-corporation, to the payoff of promissory notes and dividends payable outstanding to LINC’s former shareholders under previously declared dividends, and to the anticipated borrowings under the new credit agreement as if it occurred as of that date. The unaudited pro forma condensed combined statements of income give effect to the acquisition of LINC and to the termination of LINC’s S-corporation status and acquisition by a C-corporation as if they occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the unaudited pro forma condensed combined statement of income for the twenty-six weeks ended June 30, 2012 and July 2, 2011, and for the fiscal year ended December 31, 2011 give effect of the anticipated borrowings under the new credit agreement and the impact on interest expense assuming the retirement of LINC’s outstanding debt as if it occurred on January 1, 2011.

The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations would actually have been if the acquisition occurred as of the dates indicated or what financial position or results would be for any future periods. The unaudited pro forma condensed combined financial statements are based upon the respective historical consolidated financial statements of Universal and LINC, and should be read in conjunction with (1) the accompanying notes to the unaudited pro forma condensed combined financial statements, (2) the unaudited condensed consolidated financial statements for the twenty-six weeks ended June 30, 2012 and notes thereto of Universal included in Universal’s Quarterly Report on Form 10-Q, as previously filed with the SEC, (3) the audited consolidated financial statements for the three-year period ended December 31, 2011 and notes thereto included in Universal’s Annual Report on Form 10-K, as previously filed with the SEC, (4) the unaudited condensed consolidated financial statements for the twenty-six weeks ended June 30, 2012 and notes thereto of LINC, that are included as Exhibit 99.1 to this Form 8-K, and (5) the audited consolidated financial statements and notes thereto for the three-year period ended December 31, 2011 of LINC, that are included as Exhibit 99.1 to this Form 8-K.

Universal is majority owned by the Moroun family and entities they control and LINC was 100% owned by the Moroun family and entities they control. Under United States Generally Accepted Accounting Principles, the mergers contemplated by the Merger Agreement will be accounted for using the guidance for transactions between entities under common control as described in Accounting Standards Codification (“ASC”) Topic 805—“Business Combinations.” As such, the unaudited pro forma condensed combined financial information was prepared in accordance with ASC Topic 805-30 and Universal has recorded the recognized assets and liabilities of LINC at their carrying amounts at the date of transfer.

The unaudited pro forma condensed combined statements of income also include certain adjustments, including reclassification of items to conform to a consolidated presentation between Universal and LINC and elimination of intercompany transactions.

The unaudited pro forma condensed combined statements of income do not include the impacts of any revenue, cost or other operating synergies that may result from the acquisition or any related restructuring costs. Cost savings, if achieved, could result from material sourcing and elimination of redundant costs, including headcount and facilities.

Based on Universal’s review of LINC’s summary of significant accounting policies disclosed in LINC’s financial statements, the nature and amount of any adjustments to the historical financial statements of LINC to conform their accounting policies to those of Universal are not expected to be significant. Further review of LINC’s accounting policies and financial statements may result in required revisions to LINC’s policies and classifications to conform to Universal.

See the accompanying notes to the unaudited pro forma condensed combined financial statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

UNIVERSAL TRUCKLOAD SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2012

(In thousands)

	Universal	LINC	Pro Forma Adjustments		Consolidated	Tax Adjustments		Pro forma	Proposed Financing Adjustments		Pro Forma as Adjusted
Current Assets:
Cash and cash equivalents	$226	$6,894	$—		$7,120			$7,120	3,543	(c)	$8,513
									(150	)(k)
									(2,000	)(l)
Marketable securities	14,201	—			14,201			14,201			14,201
Accounts receivable—net	80,750	41,332	(348	)(a)	121,734			121,734			121,734
Other receivables	2,205	—	348	(a)	2,553			2,553			2,553
Due from CenTra and affiliates	922	461	(67	)(b)	1,316			1,316			1,316
Prepaid income taxes	2,699	—			2,699			2,699			2,699
Prepaid expenses and other	5,478	5,485			10,963			10,963	(637	)(k)	10,326
Deferred income taxes	3,882	156			4,038	902	(g)	4,940			4,940

Total current assets	110,363	54,328	(67)		164,624	902		165,526	756		166,282

Property and equipment	137,414	103,175			240,589			240,589			240,589
Less accumulated depreciation	(45,898)	(76,492)			(122,390)			(122,390)			(122,390)

Property and equipment—net	91,516	26,683	—		118,199	—		118,199	—		118,199

Goodwill	17,965	—			17,965			17,965			17,965
Intangible assets—net	8,635	—			8,635			8,635			8,635
Notes receivable—affiliates	—	5,000			5,000			5,000	(5,000	)(c)	—
Other assets	3,292	191			3,483			3,483	1,295	(c)	4,778

Total assets	$231,771	$86,202	$(67)		$317,906	$902		$318,808	$(2,949)		$315,859

Current liabilities:
Current portion of long-term debt	$—	$14,514	$—		$14,514			$14,514	$(14,514	)(c)	$4,571
									4,571	(c)
Accounts payable	35,113	13,978	5,595	(a)	54,686			54,686			54,686
Due to CenTra and affiliates	564	2,531	(67	)(b)	3,028			3,028			3,028
Accrued expenses and other current liabilities	23,067	12,946	(5,363	)(a)	30,650			30,650			30,650
Line of credit	6,424	—			6,424			6,424			6,424

Total current liabilities	65,168	43,969	165		109,302	—		109,302	(9,943)		99,359

Long-term liabilities
Long-term debt	—	68,290			68,290			68,290	(43,290	)(c)	145,571
									(25,000	)(c)
									145,571	(c)
Dividend payable	—	24,500			24,500			24,500	(22,500	)(c)	—
									(2,000	)(l)
Deferred income taxes	10,738	10			10,748	4,139	(g)	14,887			14,887
Other long-term liabilities	1,609	3,851	(232	)(a)	5,228			5,228			5,228

Total long-term liabilities	12,347	96,651	(232)		108,766	4,139		112,905	52,781		165,686

Shareholders’ equity
Common stock	16,122	—	14,527	(f)	30,649			30,649			30,649
Paid-in capital (distributions in excess of capital)	79,914	—	(14,527	)(f)	11,354			11,354	(45,000	)(h)	(33,646)
			(54,033	)(j)
Treasury stock, at cost	(9,316)	—			(9,316)			(9,316)			(9,316)
Retained earnings (accumulated deficit)	65,914	(54,033)	54,033	(j)	65,914	(3,237	)(g)	62,677	(787	)(k)	61,890
Accumulated other comprehensive income (loss)	1,622	(385)			1,237			1,237			1,237

Total shareholders’ equity	154,256	(54,418)	—		99,838	(3,237)		96,601	(45,787)		50,814

Total liabilities and shareholders’ equity	$231,771	$86,202	$(67)		$317,906	$902		$318,808	$(2,949)		$315,859

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

UNIVERSAL TRUCKLOAD SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE TWENTY-SIX WEEKS ENDED JUNE 30, 2012

(In thousands, except share data)

	Universal	LINC	Pro Forma Adjustments		Consolidated	Tax Adjustments	Pro Forma	Proposed Financing Pro Forma		Pro Forma as Adjusted
Operating Revenues:
Truckload	$214,101	$59,990	6,386	(a)	$280,477		$280,477			$280,477
Brokerage	92,415	—	3,683	(a)	96,098		96,098			96,098
Value added	—	89,752			89,752		89,752			89,752
Specialized services	—	10,074	(10,069	)(a)	—		—			—
			(5	)(b)
Intermodal	54,387	—			54,387		54,387			54,387

Total operating revenues	360,903	159,816	(5)		520,714	—	520,714			520,714
Operating Expenses:
Purchased transportation and equipment rent	276,873	25,104	(4,937	)(a)	297,040		297,040			297,040
Direct personnel and related benefits	—	68,264	879	(a)	69,143		69,143			69,143
Commission expense	20,625	—	315	(a)	20,940		20,940			20,940
Operating expenses (exclusive of items shown separately)	8,243	23,936	(5	)(b)	31,128		31,128			31,128
			(1,046	)(a)
Occupancy expense	—	8,875	1,033	(a)	9,908		9,908			9,908
Selling, general and administrative expense	28,257	6,919	1,354	(a)	36,530		36,530			36,530
Insurance and claims	8,050	—	2,402	(a)	10,452		10,452			10,452
Depreciation and amortization	5,966	2,964			8,930		8,930			8,930

Total operating expenses	348,014	136,062	(5)		484,071	—	484,071			484,071

Income from operations	12,889	23,754	—		36,643	—	36,643			36,643
Interest income	27	94			121		121			121
Interest expense	(14)	(1,697)			(1,711)		(1,711)	1,697	(d)	(2,115)
								(2,101	)(e)
Other non-operating income	1,173	—			1,173		1,173			1,173

Income before provision for income taxes	14,075	22,151	—		36,226	—	36,226	(404)		35,822
Provision for income taxes	5,479	563			6,042	8,032 (i)	14,074	(157	)(i)	13,917

Net income	$8,596	$21,588	$—		$30,184	$(8,032)	$22,152	$(247)		$21,905

Earnings per common share:
Basic	$0.55				$1.00	$(0.26)	$0.74			$0.73
Diluted	$0.55				$1.00	$(0.26)	$0.74			$0.73
Weighted average number of common shares outstanding:
Basic	15,516		14,527	(f)	30,043	30,043	30,043			30,043
Diluted	15,516		14,527	(f)	30,043	30,043	30,043			30,043

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

UNIVERSAL TRUCKLOAD SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE TWENTY-SIX WEEKS ENDED JULY 2, 2011

(In thousands, except per share data)

	Universal	LINC	Pro Forma Adjustments		Consolidated	Tax Adjustments	Pro Forma	Proposed Financing Pro Forma		Pro Forma as Adjusted
Operating Revenues:
Truckload	$208,111	$63,433	$8,246	(a)	$279,790		279,790			$279,790
Brokerage	78,970	—	2,492	(a)	81,462		81,462			81,462
Value added	—	68,959			68,959		68,959			68,959
Specialized services	—	10,745	(10,738	)(a)	—		—			—
			(7	)(b)
Intermodal	50,510	—			50,510		50,510			50,510

Total operating revenues	337,591	143,137	(7)		480,721	—	480,721			480,721
Operating Expenses:
Purchased transportation and equipment rent	260,090	26,891	(4,593	)(a)	282,388		282,388			282,388
Direct personnel and related benefits	—	54,989	920	(a)	55,909		55,909			55,909
Commission expense	20,581	—	353	(a)	20,934		20,934			20,934
Operating expenses (exclusive of items shown separately)	6,939	23,549	(7	)(b)	29,490		29,490			29,490
			(991	)(a)
Occupancy expense	—	7,402	1,160	(a)	8,562		8,562			8,562
Selling, general and administrative expense	25,946	5,058	970	(a)	31,974		31,974			31,974
Insurance and claims	8,326	—	2,181	(a)	10,507		10,507			10,507
Depreciation and amortization	5,768	2,922			8,690		8,690			8,690

Total operating expenses	327,650	120,811	(7)		448,454	—	448,454			448,454

Income from operations	9,941	22,326	—		32,267	—	32,267			32,267
Interest income	48	—			48		48			48
Interest expense	(4)	(1,010)			(1,014)		(1,014)	1,010	(d)	(2,105)
								(2,101	)(e)
Other non-operating income	1,158	—			1,158		1,158			1,158

Income before provision for income taxes	11,143	21,316	—		32,459	—	32,459	(1,091)		31,368
Provision for income taxes	4,309	1,510			5,819	6,697 (i)	12,516	(440	)(i)	12,076

Net income	$6,834	$19,806	$—		$26,640	$(6,697)	$19,943	$(651)		$19,292

Earnings per common share:
Basic	$0.44				$0.88	$(0.22)	$0.66			$0.64
Diluted	$0.44				$0.88	$(0.22)	$0.66			$0.64
Weighted average number of common shares outstanding:
Basic	15,623		14,527	(f)	30,150	30,150	30,150			30,150
Diluted	15,623		14,527	(f)	30,150	30,150	30,150			30,150

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

UNIVERSAL TRUCKLOAD SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands, except share data)

	Universal	LINC	Pro Forma Adjustments		Consolidated	Tax Adjustments	Pro Forma	Proposed Financing Pro Forma		Pro Forma as Adjusted
Operating Revenues:
Truckload	$423,182	$120,391	17,591	(a)	$561,164		561,164			$561,164
Brokerage	173,820	—	5,104	(a)	178,924		178,924			178,924
Value added		147,815			147,815		147,815			147,815
Specialized services		22,723	(22,695	)(a)	—		—			—
			(28	)(b)			—
Intermodal	102,769				102,769		102,769			102,769

Total operating revenues	699,771	290,929	(28)		990,672	—	990,672			990,672
Operating Expenses:
Purchased transportation and equipment rent	538,313	53,200	(9,523	)(a)	581,990		581,990			581,990
Direct personnel and related benefits	—	116,164	2,317	(a)	118,481		118,481			118,481
Commission expense	41,930	—	654	(a)	42,584		42,584			42,584
Operating expenses (exclusive of items shown separately)	14,178	47,152	(28	)(b)	58,943		58,943			58,943
			(2,359	)(a)
Occupancy expense	—	16,145	2,293	(a)	18,438		18,438			18,438
Selling, general and administrative expense	52,367	10,532	1,852	(a)	64,751		64,751			64,751
Insurance and claims	16,956	—	4,766	(a)	21,722		21,722			21,722
Depreciation and amortization	11,636	6,094			17,730		17,730			17,730

Total operating expenses	675,380	249,287	(28)		924,639	—	924,639			924,639

Income from operations	24,391	41,642	—		66,033	—	66,033			66,033
Interest income	80	3			83		83			83
Interest expense	(22)	(2,218)			(2,240)		(2,240)	2,218	(d)	(4,225)
								(4,203	)(e)
Other non-operating income	1,778	—			1,778		1,778			1,778

Income before provision for income taxes	26,227	39,427	—		65,654	—	65,654	(1,985)		63,669
Provision for income taxes	10,414	3,794			14,208	12,016 (i)	26,224	(793	)(i)	25,431

Net income	$15,813	$35,633	$—		$51,446	$(12,016)	$39,430	$(1,192)		$38,238

Earnings per common share:
Basic	$1.01				$1.71	$(0.40)	$1.31			$1.27
Diluted	$1.01				$1.71	$(0.40)	$1.31			$1.27
Weighted average number of common shares outstanding:
Basic	15,594		14,527	(f)	30,121	30,121	30,121			30,121
Diluted	15,594		14,527	(f)	30,121	30,121	30,121			30,121

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

UNIVERSAL TRUCKLOAD SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2010

(In thousands, except share data)

	Universal	LINC	Pro Forma Adjustments		Consolidated	Tax Adjustments	Pro Forma
Operating Revenues:
Truckload	$370,096	$99,628	$22,574	(a)	$492,298		$492,298
Brokerage	147,970	—	6,013	(a)	153,983		153,983
Value added		117,557			117,557		117,557
Specialized services		28,600	(28,587	)(a)	—		—
			(13	)(b)			—
Intermodal	87,877	—			87,877		87,877

Total operating revenues	605,943	245,785	(13)		851,715	—	851,715
Operating Expenses:
Purchased transportation and equipment rent	461,041	49,986	(12,723	)(a)	498,304		498,304
Direct personnel and related benefits	—	94,701	5,557	(a)	100,258		100,258
Commission expense	38,805	—	643	(a)	39,448		39,448
Operating expenses (exclusive of items shown separately)	13,276	33,684	(13	)(b)	47,338		47,338
			391	(a)
Occupancy expense	—	13,745	2,942	(a)	16,687		16,687
Selling, general and administrative expense	49,253	10,073	(374	)(a)	58,952		58,952
Insurance and claims	17,205	—	3,564	(a)	20,769		20,769
Depreciation and amortization	10,996	6,543			17,539		17,539

Total operating expenses	590,576	208,732	(13)		799,295	—	799,295

Income from operations	15,367	37,053	—		52,420	—	52,420
Interest income	136	64			200		200
Interest expense	(16)	(1,578)			(1,594)		(1,594)
Other non-operating income	5,969	—			5,969		5,969

Income before provision for income taxes	21,456	35,539	—		56,995	—	56,995
Provision for income taxes	8,712	2,574			11,286	11,037 (i)	22,323

Net income	$12,744	$32,965	$—		$45,709	$(11,037)	$34,672

Earnings per common share:
Basic	$0.80				$1.50	$(0.36)	$1.14
Diluted	$0.80				$1.50	$(0.36)	$1.14
Weighted average number of common shares outstanding:
Basic	15,917		14,527	(f)	30,444	30,444	30,444
Diluted	15,917		14,527	(f)	30,444	30,444	30,444

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

UNIVERSAL TRUCKLOAD SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

(In thousands, except share data)

	Universal	LINC	Pro Forma Adjustments		Consolidated	Tax Adjustments	Pro Forma
Operating Revenues:
Truckload	$313,573	$61,339	$13,530	(a)	$388,442		$388,442
Brokerage	112,914	—	4,065	(a)	116,979		116,979
Value added	—	98,972			98,972		98,972
Specialized services	—	17,627	(17,595	)(a)	—		—
			(32	)(b)
Intermodal	76,743	—			76,743		76,743

Total operating revenues	503,230	177,938	(32)		681,136	—	681,136
Operating Expenses:
Purchased transportation and equipment rent	378,008	26,626	(7,329	)(a)	397,305		397,305
Direct personnel and related benefits	—	72,625	3,195	(a)	75,820		75,820
Commission expense	33,953	—	736	(a)	34,689		34,689
Operating expenses (exclusive of items shown separately)	10,316	26,364	(32	)(b)	31,579		31,579
			(5,069	)(a)
Occupancy expense	—	19,897	3,016	(a)	22,913		22,913
Selling, general and administrative expense	44,232	7,852	212	(a)	52,296		52,296
Insurance and claims	17,348	—	5,239	(a)	22,587		22,587
Depreciation and amortization	10,354	6,952			17,306		17,306

Total operating expenses	494,211	160,316	(32)		654,495	—	654,495

Income from operations	9,019	17,622	—		26,641	—	26,641
Interest income	90	116			206		206
Interest expense	(356)	(1,470)			(1,826)		(1,826)
Other non-operating income	(733)	—			(733)		(733)

Income before provision for income taxes	8,020	16,268	—		24,288	—	24,288
Provision for income taxes	3,120	1,339			4,459	4,918 (i)	9,377

Net income	$4,900	$14,929	$—		$19,829	$(4,918)	$14,911

Earnings per common share:
Basic	$0.31				$0.65	$(0.16)	$0.49
Diluted	$0.31				$0.65	$(0.16)	$0.49
Weighted average number of common shares outstanding:
Basic	15,982		14,527	(f)	30,509	30,509	30,509
Diluted	15,982		14,527	(f)	30,509	30,509	30,509

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements. The pro forma adjustments are explained in Note 2—Pro Forma Adjustments.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Presentation

Pursuant to the terms of the Merger Agreement, Universal has completed the acquisition of LINC and each outstanding share of LINC common stock was converted into the right to receive consideration consisting of 0.700 of a share of Universal’s common stock and cash in lieu of fractional shares. This resulted in the issuance of 14,527,332 shares of Universal’s common stock and payment of $27.60 of cash in lieu of fractional shares. In connection with the transactions, the current and former shareholders of LINC (or entities related to them) received cash payment in respect of promissory notes and dividends payable outstanding under previously declared dividends. As a result of the mergers contemplated in the Merger Agreement, LINC became a wholly-owned subsidiary of Universal.

The accompanying unaudited pro forma condensed financial statements were prepared in accordance with Article 11 of SEC Regulation S-X. The unaudited pro forma condensed combined balance sheet as of June 30, 2012 gives effect to the acquisition, to the termination of LINC’s existence and S-corporation status and acquisition by a C-corporation, to the payoff of promissory notes and dividends payable outstanding to LINC’s former shareholders under previously declared dividends, and to the anticipated borrowings under Universal’s new credit agreement as if it occurred as of that date. In connection with the acquisition, Universal has entered into a new credit agreement consisting of a $220 million senior secured loan facility. The unaudited pro forma condensed combined statements of income give effect to the acquisition and to the termination of LINC’s S-corporation status and acquisition by a C-corporation as if they occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the unaudited pro forma condensed combined statement of income for the twenty-six weeks ended June 30, 2012 and July 2, 2011, and for the fiscal year ended December 31, 2011 give effect of the anticipated borrowings under Universal’s new credit agreement and the impact on interest expense assuming the retirement of LINC’s outstanding debt as if it occurred on January 1, 2011.

Universal is majority owned by the Moroun family and entities they control and LINC was 100% owned by the Moroun family and entities they control. Under United States Generally Accepted Accounting Principles, the mergers contemplated by the Merger Agreement will be accounted for using the guidance for transactions between entities under common control as described in Accounting Standards Codification (“ASC”) Topic 805—“Business Combinations.” As such, the unaudited pro forma condensed combined financial information was prepared in accordance with ASC Topic 805-30 and Universal has recorded the recognized assets and liabilities of LINC at their carrying amounts at the date of transfer.

The unaudited pro forma condensed combined statements of income also include certain adjustments, including reclassification of items to conform to a consolidated presentation between Universal and LINC and elimination of intercompany transactions.

Note 2—Pro Forma Adjustments

The following represents an explanation of the various pro forma adjustments to the unaudited condensed pro forma combined balance sheet and income statements:

(a)	Certain assets and liabilities in the unaudited pro forma condensed combined balance sheet and certain revenues and expenses in the unaudited pro forma condensed combined statements of income have been reclassified to conform to the presentation of Universal. Such reclassifications had no impact on total assets, total liabilities, total operating revenues, total operating expenses, or net income.

(b)	Reflects elimination of intercompany transactions between Universal and LINC.

(c)

To record the repayment of LINC’s outstanding bank indebtedness and to pay off promissory notes and dividends payable that is outstanding to LINC’s current and former shareholders from borrowings under Universal’s new credit agreement. In connection with the acquisition, Universal has entered into a new credit agreement consisting of a $220 million senior secured loan facility. Based on Universal’s and LINC’s outstanding indebtedness and dividends payable at June 30, 2012, not including accrued interest payable of $216,757, Universal would expect to borrow approximately $150.1 million under the new credit agreement and use the proceeds for the following: (i) to pay off LINC’s outstanding indebtedness to lenders totaling $57.8 million, (ii) to pay off $22.5 million of a dividend payable, (iii) to pay off a $25.0 million Dividend Distribution Promissory Note to an affiliate of Messrs. Moroun, (iv) to pay off a Promissory Note, dated July 23, 2012, among Matthew T. Moroun and LINC to pay the principal amount of $14,094,360 in respect of a shareholder distribution, (v) to pay off a Promissory Note, dated July 23, 2012, among LINC and the MJM Revocable Trust to pay the principal amount of $13,905,640 in respect of a shareholder distribution, (vi) to pay off a Promissory Note, dated July 23, 2012, among LINC and Matthew T. Moroun to pay the principal amount of $8,551,000 in respect of a dividend declared on July

23, 2012, (vii) to pay off a Promissory Note, dated July 23, 2012, among LINC and the Annuity Trust to pay the principal amount of $5,893,266 in respect of a dividend declared on July 23, 2012 and (viii) to pay off a Promissory Note, dated July 23, 2012, among LINC and the MJM Revocable Trust to pay the principal amount of $2,555,734 in respect of a dividend declared on July 23, 2012, and (ix) to pay an estimated $1.3 million of debt issuance costs. On the closing date of the mergers contemplated by the Merger Agreement, the shareholders of LINC shall cause DIBC Investments Inc. to repay a $5.0 million promissory note owed to LINC, which together with the approximately $150.1 million of expected borrowings under the new credit agreement and the use of $151.6 million of proceeds described above will result in a net increase of pro forma cash for Universal of $3.5 million.

(d)	To adjust for pro forma interest expense and exclude interest expense that was incurred on LINC’s outstanding debt, including amortization of debt issuance costs reflected in Universal’s Consolidated Statements of Income.

(e)	To adjust pro forma interest expense and assume that our only debt balance outstanding, on a pro forma basis beginning January 1, 2011, is the $150.1 million borrowed pursuant to the new credit agreement. For purposes of this calculation, only the required quarterly interest payments are assumed to have been made and for the twenty-six week periods ended June 30, 2012 and July 2, 2011, and the fiscal year ended December 31, 2011, the expected effective interest rate was 2.8%. The interest rate is expected to be variable based on LIBOR. For comparison purposes, a 1/8% increase or decrease in the expected interest rate would yield a rate of 2.925% and 2.675%, respectively. Based on this increase or decrease in the rate, interest expense for the twenty-six week periods ended June 30, 2012 and July 2, 2011 would be $2.20 million and $2.01 million, respectively, and for the fiscal year ended December 31, 2011 $4.39 million and $4.02 million, respectively.

(f)	To record the issuance of 14,527,332 shares of Universal’s common stock issued for the acquisition of LINC. Each share of LINC’s outstanding common stock will be converted into 0.700 newly issued shares of Universal’s common stock.

(g)	To record the federal component of the deferred tax accounts as the result of LINC, which was a S-corporation for U.S. federal income tax purposes, being acquired by Universal, a C-corporation. The state and foreign deferred tax components had previously been recorded in LINC’s historical financial statements. The cumulative deferred tax accounts have been recognized at a combined effective tax rate of 39.0%.

(h)	To record the distribution of LINC’s taxable income to its shareholders after the termination of its S-corporation status.

(i)	To record the pro forma provision for income taxes as if LINC had been a C-corporation and tax effect the additional interest expense in connection with the pro forma borrowings under Universal’s new credit agreement, where applicable, The adjustment to income taxes is to arrive at a blended statutory federal, state, and local income tax rate of 38.9%, 38.5%, 39.9%, 39.2%, and 38.6% for the twenty-six week periods ended June 30, 2012 and July 2, 2011, and the years ended December 31, 2011, 2010 and 2009.

(j)	To reclassify LINC’s accumulated deficit to additional paid in capital (distributions in excess of capital) after the termination of its S-corporation status.

(k)	To record (i) the write off of unamortized debt issuance costs of $696 thousand and (ii) $150 thousand in prepayment penalties related to LINC’s existing outstanding indebtedness.

(l)	Subsequent to June 30, 2012, $2.0 million of LINC’s dividend payable was paid in cash.

Note 3—Estimated Transaction Costs

Universal and LINC expect to incur costs associated with combining the operations of these businesses, as well as transaction fees and other costs related to the merger totaling approximately $6.8 million. The amount of transaction costs expected to be incurred is a preliminary estimate and subject to change. The unaudited pro forma condensed combined statements of income do not reflect any of these related transaction costs.